SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

 January 15, 2007
Date of Report
(Date of Earliest Event Reported)

SONOSITE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-23791	91-1405022
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

21919 30th Drive S.E., Bothell, Washington 98021-3904
(Address of Principal Executive Offices)   (Zip Code)

(425) 951-1200
(Registrant's Telephone Number, Including Area Code)

None
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Principal Officers.

(e) On January 15, 2007, the Board of Directors of SonoSite, Inc. ("SonoSite") approved increases in the annual base salaries for four of our Named Executive Officers, effective February 3, 2007.   Thomas Dugan, Senior Vice President, Sales & Marketing, received an increase of $25,000 in his base salary and will now receive $275,000 annually.  Graham Cox, Vice President, International, received an increase of $15,000 in his base salary and will now receive $265,000 annually.  Michael Schuh, Chief Financial Officer and Kathryn Surace-Smith, Vice President and General Counsel, both received an increase of $20,000 in their base salaries and will now each receive $220,000 annually.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, SonoSite, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOSITE, INC.

Dated:	January 17, 2007	By:	/s/ MICHAEL J. SCHUH

Michael J. Schuh Chief Financial Officer